UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 18, 2005 (May 12, 2005)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Agreement for Stock Option Awards
Non-Employee Director Compensation Summary
Form of Indemnity Agreement
Schedule
2005 Equity-Based Compensation Plan
First Amendment to 2005 Equity Based Compensation Plan

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Compensation Matters

     On May 12, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Range Resources Corporation (the “Company”) authorized and approved (i) modifications to the annual base salaries of our named executive officers for 2005 (effective June 1, 2005) and (ii) compensation arrangements for our non-executive directors and the non-executive Chairman of the Board for the 2005-2006 Board term.

     Executive Compensation

     The Compensation Committee authorized and approved annual base salaries of our named executive officers (effective June 1, 2005) as follows: John H. Pinkerton, President and Chief Executive Officer - $480,000; Jeffrey L. Ventura, Executive Vice President and Chief Operating Officer - $360,000; Roger S. Manny, Senior Vice President and Chief Financial Officer - $250,000; Rodney L. Waller - $225,000; and Chad L. Stephens, Senior Vice President – Corporate Development - $225,000.

     Director Compensation

     The Compensation Committee authorized and approved (a) compensation arrangements for non-employee directors for service on the Board and its committees for the 2005-2006 period and (b) compensation arrangements for the non-executive Chairman of the Board as follows:

     Non-employee directors (i) upon re-election to the Board at the May 18, 2005, annual meeting will be awarded, pursuant to the Company’s 2004 Non-Employee Directors Stock Option Plan (A) options to purchase 8,000 shares of the Company’s common stock, par value, $.01 per share (“Common Stock”), which options will have an exercise price equal to the market price of the Common Stock on May 18, 2005, will be fully vested upon grant and will have a term of five years, and (B) 2,500 shares of unregistered Common Stock which will be fully vested upon grant or, at each director’s election, the cash equivalent (based on the market price of the Common Stock on May 18, 2005) to be placed, for each director’s account, in the Company’s Deferred Compensation Plan for Directors and Select Employees (the “Deferred Compensation Plan”) and (ii) will receive (x) a cash retainer fee of $35,000 per year, payable quarterly, and (y) meeting fees of $1,000 for each meeting of the Board or committee thereof attended in person or by telephone.

     The non-executive Chairman of the Board will receive (i) $100,000 per year payable quarterly in cash, one-half paid directly to the non-executive Chairman of the Board and one-half paid directly to the Deferred Compensation Plan for such director’s account, (ii) a cash retainer fee of $35,000 per year, payable quarterly, to be placed in the Deferred Compensation Plan for such director’s account, and (iii) the compensation paid to other non-employee directors as set forth in items (i) (A) and (B) and (ii) (y) in the immediately preceding paragraph.

     A copy of the Deferred Compensation Plan and the 2004 Non-Employee Directors Stock Option Plan are filed as Exhibits 10.1 and 10.2 hereto, respectively. A copy of the form of Stock Option Award Agreement under the 2004 Non-Employee Directors Stock Option Plan is filed as Exhibit 10.3 hereto. A summary of non-employee director compensation is filed as Exhibit 10.4 hereto.

     Indemnity Agreements

     Effective May 18, 2005, the Company entered into indemnification agreements (the “Indemnity Agreements”) with each of its directors and the executive officers set forth on Exhibit 10.6 hereto. Those agreements require the Company, to the extent permitted under applicable law, to indemnity such persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were directors or executive officers of the Company or assumed certain responsibilities at the direction of the Company.

     The foregoing summary of the Indemnity Agreements is qualified by reference to the full text of the form of Indemnity Agreement which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

     The 2005 Equity-Based Compensation Plan

     On May 18, 2005, the Company’s stockholders approved the Range Resources Corporation 2005 Equity-Based Compensation Plan (the “2005 Plan”). Additionally, the stockholders of the Company approved the First Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan (the “First Amendment”). Each approval was pursuant to proposals which were submitted to the stockholders at the Company’s 2005 Annual Meeting of Stockholders.

     Administration

     The Board will appoint the Compensation Committee to administer the 2005 Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the 2005 Plan. Unless otherwise limited by the 2005 Plan, Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), or the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee has broad discretion to administer the 2005 Plan, interpret its provisions, and adopt policies for implementing the 2005 Plan. This discretion includes the power to determine to whom and when Awards (as defined below) will be granted, determine the amount of such Awards (measured in cash, shares of Common Stock, or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an Option (as defined below), delegate duties under the 2005 Plan, terminate, modify or amend the 2005 Plan (subject to Board ratification), and execute all other responsibilities permitted or required under the 2005 Plan.

     Eligibility

     Any individual who provides services to the Company or its subsidiaries, including non-employee directors of and consultants for the Company (an “Eligible Person”), and is designated by the Compensation Committee to receive an Award under the 2005 Plan will be a “Participant;” provided, however, that only employees may receive Incentive Options (as defined below).

     Awards

     The 2005 Plan provides for grants of (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as incentive stock options (together with Incentive Options, “Options”), (iii) stock appreciation rights, (iv) restricted stock awards (“Restricted Stock Awards”), (v) phantom stock rights, (vi) annual cash incentive awards, or (vii) any combination of such awards (collectively referred to as “Awards”).

     Securities to be Offered

     The maximum aggregate number of shares of Stock, that may be granted for any and all Awards under the 2005 Plan (subject to any adjustment due to recapitalization or reorganization permitted under the 2005 Plan) will not exceed a number equal to (i) 9,250,000 shares of Stock (the number of shares of Stock approved for issuance under the Company’s 1999 Stock Option Plan (the “1999 Plan”)), less (ii) the number of shares of Stock issued under the 1999 Plan prior to the Effective Date and the number of shares issuable pursuant to awards under the 1999 Plan outstanding as of the Effective Date, plus (iii) the number of shares that become available for delivery under the 1999 Plan after the Effective Date with respect to awards that lapse or are terminated and with respect to which shares are not issued. No further awards will be granted under the 1999 Plan.

     Change in Control

     Upon a change in control (as such term is defined in the 2005 Plan) the Compensation Committee may, in its discretion, effect a number of alternatives with respect to Options (which may vary both among different holders and different Options held by the same holder) as specified in the 2005 Plan. The Compensation Committee will make such changes as it deems appropriate in the number and price of shares of Stock or other consideration subject to other Awards. Also, the Compensation Committee may, in its discretion, fully vest and cause all restrictions to lapse applicable to any Restricted Stock Award. Any such action may vary both among different Restricted Stock Award holders and different Restricted Stock Awards held by the same holder. As currently drafted, the Company’s change in control plans provide for the accelerated vesting of Awards upon a change in control.

     Amendments

     Without stockholder approval, the Board may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise, or amend the 2005 Plan in any respect whatsoever, and may amend any provision of the 2005 Plan or any Award agreement to make the 2005 Plan or the Award agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, or any other law, rule or regulation that may affect the 2005 Plan. Such amendments are subject to stockholder approval to the extent such approval is required by any state or federal law and regulation or the rules of the New York Stock Exchange (the “NYSE”). Further, no Award may be altered or amended, and no exchange of Awards may be effected that, in either case, would constitute the repricing of Options for the purposes of the rules of the NYSE.

     The foregoing summary of the 2005 Plan is qualified by reference to the full text of the 2005 Plan, which is filed as Exhibit 10.7 hereto and is incorporated herein by reference.

     The First Amendment

     The First Amendment (i) increases the number of shares of common stock authorized to be issued under the 2005 Plan by 750,000 shares and (ii) ensures the full deductibility of certain performance-based Awards related to Stock made to Covered Employees (as defined in the 2005 Plan) by providing that Awards made to Covered Employees related to the additional 750,000 shares will constitute performance-based compensation for purposes of Section 162(m) of the Code.

     Additionally, the First Amendment establishes the following per person award limitations. In any 12-month period established by the Committee, during any part of which this Plan is in effect, a Covered Employee may not be granted Awards, with respect to the 162(m) Covered Shares, relating to more than 300,000 shares of Stock with respect to Stock-based Awards, subject to adjustment as provided in the 2005 Plan, or $2,500,000 with respect to Awards the value of which is not based on Stock.

     The foregoing summary of the First Amendment is qualified by reference to the full text of the First Amendment, which is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits.

Exhibit
Number	Description
10.1	Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees effective December 28, 2004 (incorporated herein by reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 001-12209) as filed with the SEC on January 3, 2005).

10.2	2004 Non-Employee Director Stock Option Plan dated May 19, 2004 (incorporated herein by reference to Exhibit 4.2 to the Company’s Form S-8 (File No. 333-116320) as filed with the SEC on June 9, 2004).

10.3*	Form of Agreement for stock option awards under the 2004 Non-Employee Director Stock Option Plan.

10.4*	Non-Employee Director Compensation Summary.

10.5*	Form of Indemnity Agreement.

10.6*	Schedule identifying additional documents substantially identical to the Indemnification Agreement included as Exhibit 10.4 and setting forth the material details in which those documents differ from that document.

10.7*	Range Resources Corporation 2005 Equity-Based Compensation Plan.

10.8*	First Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: May 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees effective December 28, 2004 (incorporated herein by reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 001-12209) as filed with the SEC on January 3, 2005).

10.2	2004 Non-Employee Director Stock Option Plan dated May 19, 2004 (incorporated herein by reference to Exhibit 4.2 to the Company’s Form S-8 (File No. 333-116320) as filed with the SEC on June 9, 2004).

10.3*	Form of Agreement for stock option awards under the 2004 Non-Employee Director Stock Option Plan.

10.4*	Non-Employee Director Compensation Summary.

10.5*	Form of Indemnity Agreement.

10.6*	Schedule identifying additional documents substantially identical to the Indemnification Agreement included as Exhibit 10.4 and setting forth the material details in which those documents differ from that document.

10.7*	Range Resources Corporation 2005 Equity-Based Compensation.

10.8*	First Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan.

*	Filed herewith.